UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of report (Date of earliest event reported): December 11, 2007
WRIGHT MEDICAL GROUP, INC.
(Exact name of registrant as specified in charter)

Delaware	000-32883	13-4088127
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification Number)

5677 Airline Road, Arlington, Tennessee	38002
(Address of principal executive offices)	(Zip Code)
Registrant’s telephone number, including area code: (901) 867-9971
     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01.	Other Events.
Department of Justice Subpoena
On December 11, 2007, we issued a press release announcing that we received a subpoena from the U.S. Department of Justice through the U.S. Attorney for the District of New Jersey requesting documents for the period January 1998 through the present related to any consulting and professional service agreements with orthopaedic surgeons in connection with hip or knee joint replacement procedures or products. We intend to fully cooperate with the Department of Justice request. A copy of the press release we issued is filed as an exhibit to this report.

Item 9.01.	Exhibits.
(c) Exhibits.

Exhibit
Number	Description

99	Press release issued by Wright Medical Group, Inc. on December 11, 2007.

SIGNATURE
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.
     Date: December 12, 2007

WRIGHT MEDICAL GROUP, INC.
By:	/s/ Gary D. Henley
Gary D. Henley
President and Chief Executive Officer

EXHIBIT INDEX

Exhibit
Number	Description

99	Press release issued by Wright Medical Group, Inc. on December 11, 2007.